UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 30, 2006

PIER 1 IMPORTS, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-7832 (Commission File Number)	75-1729843 (IRS Employer Identification No.)
100 Pier 1 Place
Fort Worth, Texas 76102
(Address of principal executive offices
and zip code)
(817) 252-8000
(Registrant’s telephone
number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On September 30, 2006, Pier 1 Imports, Inc. (“Pier 1”) announced that Chairman and Chief Executive Officer, Marvin J. Girouard, decided to retire from Pier 1 and the Board of Directors effective February 28, 2007.
     The press release announcing Mr. Girouard’s retirement is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1	Press Release dated September 30, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.
Date: October 2, 2006	By:	/s/ Michael A. Carter
Michael A. Carter, Senior Vice President and General Counsel